Exhibit 99.1
VOTING AGREEMENT
     THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of June 2, 2010, by and between PSM Holdings 2, Inc., Inc., a Delaware corporation (“Parent”), and the undersigned shareholder (“Holder”) of SonicWALL, a California corporation (the “Company”).
RECITALS
     Pursuant to an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and among Parent, PSM Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company, Merger Sub is merging with and into the Company (the “Merger”) and the Company, as the surviving corporation of the Merger, will thereby become a wholly-owned subsidiary of Parent. Concurrently with the execution and delivery of the Merger Agreement and as a condition and inducement to Parent and Merger Sub to enter into the Merger Agreement, Parent has required that Holder enter into this Agreement. Holder is the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of that number of shares of the outstanding Common Stock, no par value, of the Company as is indicated beneath Holder’s signature on the last page of this Agreement (the “Shares”); provided, that, Shares subsequently transferred as permitted in Section 1(b) below shall from and after such transfer cease to be considered “Shares” under this Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Merger Agreement.
AGREEMENT
     The parties agree as follows:
     1. Agreement to Retain Shares.
          (a) Transfer. During the period beginning on the date hereof and ending on the earlier to occur of (i) the Effective Time and (ii) the Expiration Date (as defined in Section 4 below), (1) except as contemplated by the Merger Agreement, and except as provided in Section 1(b) below, Holder agrees not to, directly or indirectly, sell, transfer, exchange or otherwise dispose of (including by merger, consolidation or otherwise by operation of law) the Shares or any New Shares (as defined below), and (2) Holder agrees not to, directly or indirectly, grant any proxies or powers of attorney, deposit any of such Holder’s Shares into a voting trust or enter into a voting agreement with respect to any of such Holder’s Shares, or enter into any agreement or arrangement providing for any of the actions described in this clause (2).
          (b) Permitted Transfers. The parties acknowledge and agree that nothing set forth in this Agreement shall be deemed to prohibit or otherwise restrict the ability of Holder (i) to exercise, prior to the Expiration Date, any Company Common Stock Options held by Holder, (ii) if Holder is an individual, to transfer or otherwise dispose of any Shares or New Shares (as defined below) to any family member of Holder or trust for the benefit of Holder or any family member of Holder, (iii) if Holder is an entity, to transfer or otherwise dispose of any Shares or New Shares to any shareholder, affiliated fund, member or partner of Holder, (iv) to transfer or otherwise dispose of any Shares or New Shares to a charitable organization qualified under

Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, (v) in connection with or for the purpose of personal tax-planning, or (vi) to transfer or otherwise dispose of any Shares or New Shares if required by any Order, Law or operation of Law); provided, that, the assignee or transferee under clauses (ii), (iii), (iv) and (v) agrees to be bound by the terms of this Agreement and executes and delivers to the parties hereto a written consent memorializing such agreement.
          (c) New Shares. Holder agrees that any shares of outstanding Company Common Stock that Holder purchases or with respect to which Holder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the earlier to occur of (i) the Effective Time and (ii) the Expiration Date (“New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.
     2. Agreement to Vote Shares.
          (a) Until the earlier to occur of the Effective Time and the Expiration Date, at every meeting of the shareholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the shareholders of the Company with respect to any of the following, Holder shall appear at such meeting (in person or by proxy) and shall vote or consent the Shares and any New Shares (i) in favor of the approval of the principal terms of the Merger Agreement and the Agreement of Merger and (ii) against any Acquisition Proposal (the “Covered Proposals”). This Agreement is intended to bind Holder as a shareholder of the Company only with respect to the Covered Proposals. Except as expressly set forth in clauses (i) and (ii) of this Section 2, Holder shall not be restricted from voting in favor of, against or abstaining with respect to any other matter presented to the shareholders of the Company. Until the earlier to occur of the Effective Time and the Expiration Date, Holder covenants and agrees not to enter into any agreement or understanding with any person with respect to voting of its Shares on any Covered Proposal which conflicts with the terms of this Agreement.
          (b) Holder further agrees that, until the earlier to occur of the Effective Time and the Expiration Date, Holder will not, and will not permit any entity under Holder’s control to, (A) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in opposition to any Covered Proposal, (B) initiate a shareholders’ vote with respect to an Acquisition Proposal or (C) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Acquisition Proposal.
          (c) Subject to the provisions set forth in Section 5 hereof, and as security for Holder’s obligations under Section 2(a), Holder hereby irrevocably constitutes and appoints Parent and its or his designees as his attorney and proxy in accordance with the General Corporation Law of the State of California, with full power of substitution and resubstitution, to cause the Shares to be counted as present at the Company Shareholders Meeting, to vote his Shares at the Company Shareholders Meeting, however called, and to execute consents in respect of his Shares with respect to the Covered Proposals. SUBJECT TO THE PROVISIONS SET FORTH IN SECTION 5 HEREOF, THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. Upon the execution of this Agreement, Holder hereby revokes any and all prior proxies or powers of attorney given by

Holder with respect to voting of the Shares on the Covered Proposals and agrees not to grant any subsequent proxies or powers of attorney with respect to the voting of the Shares on any Covered Proposal until after the Expiration Date. Holder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Holder’s execution and delivery of this Agreement and Holder’s granting of the proxy contained in this Section 2(c). Holder hereby affirms that the proxy granted in this Section 2(c) is given in connection with the execution of the Merger Agreement, and that such proxy is given to secure the performance of the duties of Holder under this Agreement.
     3. Representations, Warranties and Covenants of Holder. Holder hereby represents, warrants and covenants to Parent that Holder (i) is the beneficial owner of the Shares, which, at the date of this Agreement and at all times up until the earlier to occur of (A) the Effective Time and (B) the Expiration Date, will be free and clear of any liens, claims, options, charges or other encumbrances (other than those created by this Agreement) and (ii) as of the date hereof does not own of record or beneficially any shares of outstanding capital stock of the Company other than the Shares (excluding shares as to which Holder currently disclaims beneficial ownership in accordance with applicable law). Holder has the legal capacity, power and authority to enter into and perform all of Holder’s obligations under this Agreement (including under the proxy granted in Section 2(c) above). This Agreement (including the proxy granted in Section 2(c) above) has been duly and validly executed and delivered by Holder and constitutes a valid and binding agreement of Holder, enforceable against Holder in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.
     4. Termination. This Agreement and the proxy delivered in connection herewith shall terminate and shall have no further force and effect as of the earliest to occur of (i) the date of termination of the Merger Agreement in accordance with the terms and provisions thereof, (ii) the date that Parent notifies the Company that it is not willing or not able to proceed with the Merger on substantially the terms set forth in the Merger Agreement, including by advising the Company that it is unwilling to proceed with the Merger unless the Merger Consideration is reduced, (iii) the Effective Time, (iv) the date of (1) any change or amendment to the material terms of the Merger Agreement that adversely affects the Holder or the Holder’s interests in the Shares or any New Shares (excluding, for the sake of clarity, any amendment to the terms of the Merger Agreement with the effect of extending Outside Termination Date) or (2) any change or amendment of the Merger Agreement that results in a decrease in the Merger Consideration or that results in a change in the form of consideration to be paid to Holder in the Merger, and (v) the Outside Termination Date (the earliest of such dates, the “Expiration Date”).
     5. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (i) Holder makes no agreement or understanding herein in any capacity other than in Holder’s capacity as a beneficial owner of the Shares, (ii) nothing in this Agreement shall be construed to limit or affect the Holder’s rights and obligations as a director, officer, or other fiduciary of the Company, and (iii) Holder shall have no liability to Parent, Merger Sub or any of their Affiliates under this Agreement as a result of any action or inaction by Holder acting in his capacity as a director, officer, or other fiduciary of the Company.

     No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or any of its affiliates any direct or indirect ownership or incidence of ownership of or with respect to any Shares or New Shares. All rights, ownership and economic benefit of or relating to the Shares and any New Shares shall remain vested in and belong to Holder, and Parent shall have no authority to mange, direct, superintend, restrict, regulate, govern or administer any of the policies or operations by the Company or exercise any power or authority with respect to Holder in the voting of any of Shares or New Shares, except as specifically provided herein and in the Merger Agreement.
     6. Miscellaneous.
          (a) Amendments and Waivers. Any term of this Agreement may be amended or waived with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 6(a) shall be binding upon the parties and their respective successors and assigns.
          (b) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law thereof. Each of the parties hereto (i) consents to submit to the personal jurisdiction of any federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement, (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it shall not bring any action relating to this Agreement in any court other than a federal or state court sitting in the State of Delaware.
          (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
          (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
          (e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 72 hours after being deposited in the regular mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.
          (f) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
          (g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach of any covenants or agreements contained in this Agreement will cause Parent and Merger Sub to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach Parent shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which they may be entitled, at law or in equity.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date first above written.

PSM Holdings 2, Inc.

By:
Name:

Title:

Address:
Thoma Bravo, LLC
600 Montgomery Street, 32nd Floor
San Francisco, CA 94111
Telephone: (415) 263-3660
Facsimile: (415) 392-6480
Attention: Orlando Bravo
Seth Boro
[Signature Page to Voting Agreement]

“HOLDER”

Holder’s Address for Notice:

Facsimile:

Attention:

Shares owned of record:	Beneficially owned shares:

Class of Shares	Number	Class of Shares	Number

[Signature Page to Voting Agreement]

SPOUSAL CONSENT
The undersigned represents that the undersigned is the spouse of:

Name of Holder
and that the undersigned is familiar with the terms of the Voting Agreement (the “Agreement”), entered into as of June 2, 2010, by and among PSM Holdings 2, Inc., a Delaware corporation, and the undersigned’s spouse. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned further agrees that the undersigned’s community property interest in all property which is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement, and that such Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate such Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of such Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated:
Name: